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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)      August 16, 2004
                                                 ---------------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                         000-26534                 13-3671221
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (203) 498-4210
                                                     --------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. Other Events and Regulation FD Disclosure.

         On August 16, 2004, the Company entered into an agreement with American Stock Transfer & Trust Company to amend the Company's Rights Agreement, dated as of October 26, 1998, between the Company and American Stock Transfer & Trust Company, to generally provide that if the number of authorized but unissued and unreserved shares of Common Stock of the Company is insufficient to permit the exercise in full of the Rights, the Company shall substitute for the shares of Common Stock (1) cash, (2) a reduction in the purchase price, (3) other equity securities, (4) debt securities, (5) other assets, or (6) any combination of the foregoing. A copy of the amendment is attached hereto as Exhibit 4.1.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VION PHARMACEUTICALS, INC.

Date: August 16, 2004               By: /s/ Howard B. Johnson
                                        ------------------------
                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer









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                                  EXHIBIT INDEX
                                  -------------


         4.1. Amendment to Rights Agreement dated as of August 16, 2004.













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